UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Golden Minerals Company

(Name of Registrant as Specified In Its Charter)

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P.O. BOX 8016, CARY, NC 27512-9903

Golden Minerals Company

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on May 13, 2021

For Stockholders as of March 17, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials and register to attend the meeting go to: www.proxydocs.com/AUMN

To vote your proxy while visiting this site, you will need the 12-digit control number in the box below.

The Securities and Exchange Commission rules pemit us to make our proxy materials available to our stockholders via the Internet.

CONTROL NUMBER

For a convenient way to view proxy materials, go to www.proxydocs.com/AUMN. For a convenient way to vote, go to www.proxypush.com/AUMN.
Have the 12-digit control number located in the shaded box above available when you access the website and follow the instructions.

If you would like to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s shareholder meeting, you must make this request on or before May 3, 2021.

To order paper materials, use one of the following methods.

When requesting via the Internet or telephone you will need the 12-digit control number located in the shaded box above.	* If requesting material by e-mail, please send a blank e-mail with the 12-digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Golden Minerals Company
Meeting Information
Meeting Materials: 2020 Annual Report on Form 10-K and 2021 Proxy Statement
Meeting Type: Annual Meeting of Stockholders
Date:	Thursday, May 13, 2021
Time:	1:00 pm, MT
Place:	Annual Meeting to be held virtually via the Internet
Please visit www.proxydocs.com/AUMN for more details.

You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/AUMN.

SEE REVERSE FOR FULL AGENDA

Golden Minerals Company

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

PROPOSAL

1.	To elect seven directors to hold office until the 2022 annual meeting of stockholders or until their successors are elected;

01 Jeffrey G. Clevenger

02 Warren M. Rehn

03 W. Durand Eppler

04 Kevin R. Morano

05 Terry M. Palmer

06 Andrew N. Pullar

07 David H. Watkins

2.	To ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.	To increase the Company’s authorized common stock from 200,000,000 to 350,000,000 shares by amending the Company’s Amended and Restated Certificate of Incorporation.

4.	To approve, on an advisory basis, the compensation of our named executive officers.

NOTE: To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.